SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2004

Price Legacy Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California  92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (858) 675-9400

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on May 10, 2004.

Item 12.  Results of Operations and Financial Condition.

                On May 10, 2004, Price Legacy Corporation issued a press release regarding its financial results for the first quarter ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

                The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of Price Legacy Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004	PRICE LEGACY CORPORATION

	By:	/s/ Robert M. Sirodia
Name: Robert M. Siordia
Title: Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on May 10, 2004.